UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2005

R. G. BARRY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-8769	31-4362899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13405 Yarmouth Road N.W., Pickerington, Ohio 43147

(Address of principal executive offices) (Zip Code)

(614) 864-6400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

     On May 20, 2005, R. G. Barry Corporation (the “Company”) issued a news release announcing the election of three directors at the Company’s 2005 Annual Meeting of Shareholders held on May 20, 2005. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description
99	News Release of R. G. Barry Corporation Dated May 20, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. G. BARRY CORPORATION
May 23, 2005	By:	/s/ Daniel D. Viren
Daniel D. Viren
Senior Vice President – Finance, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated May 20, 2005

R. G. Barry Corporation

Exhibit No.	Description
10.1	News Release of R. G. Barry Corporation Dated May 20, 2005